UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 25, 2012
Coeur d'Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO
(State or other jurisdiction of incorporation or organization)
1-8641 (Commission File Number)
82-0109423 (IRS Employer Identification No.)
505 Front Ave., P.O. Box “I” Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments.
On June 25, 2012, Coeur d'Alene Mines Corporation (the “Company” or “Coeur”) announced that it had decided to evaluate strategic and operational alternatives for the Company's underground silver and gold mine located in Santa Cruz, Argentina (the “Martha Mine”), due to the Martha Mine's high operating costs and short remaining expected mine life. The Company expects to cease active mining operations at the Martha Mine by September 30, 2012, and to commence reclamation activities after mining operations have concluded.
On August 1, 2012, the Company's management determined to recognize an impairment charge of $4.8 million as of June 30, 2012 related to the Martha Mine. The Company estimates that $4.5 million of this amount will result in future cash expenditures.

Cautionary Note Regarding Forward-Looking Statements
The information contained in this Current Report on Form 8-K/A contain forward-looking statements within the meaning of securities legislation in the United States and Canada, including, among others, Coeur's expectations with respect to its Martha mine and expected cash expenditures resulting from the impairment charge referenced above. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risk of higher than expected closing expenditures, any failure or delay in obtaining required governmental approvals, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur's production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur's most recent reports on Form 10-K and Form 10-Q and Exhibit 99.2 to Coeur's Current Report on Form 8-K filed June 25, 2012. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation

Date: August 7, 2012	By:	/s/ Frank L. Hanagarne Jr.
	Name:	Frank L. Hanagarne Jr.
	Title:	Senior Vice President and Chief Financial Officer